Supplement dated January 1, 2019
to the Prospectus (“Prospectus”) and
Statement of Additional Information (“SAI”)
of Evanston Alternative Opportunities Fund (“Fund”)

On December 13, 2018, the Board of Trustees of the Fund (“Board”) approved an amendment to the Investment Management Agreement between Evanston Capital Management, LLC and the Fund reflecting a reduction in the management fee from 1.20% to 1.00% per annum of the aggregate value of the Fund’s outstanding shares, effective January 1, 2019. All references to the management fee of “1.20%” in the Prospectus and SAI are replaced with “1.00%.”

In addition, the Board approved a new Expense Limitation Agreement, effective from January 1, 2019 up to and including July 31, 2020, reflecting a commensurate reduction of the annualized operating expense limits for Class I and Class A shares. Accordingly, all references to the Fund’s annualized operating expense limits for Class I and Class A shares of “1.70%” and “2.45%,” respectively, in the Prospectus are replaced with “1.50%” and “2.25%,” respectively.

In addition, the “Fees and Expenses” and “Example” sections of the Prospectus are replaced in their entirety with the following:

FEES AND EXPENSES
The following Fee Table and Example summarize the aggregate expenses of each class of Shares of the Fund and are intended to assist investors in understanding the costs and expenses that they will bear directly or indirectly by investing in Shares of the Fund. The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the shareholders of a fund of funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying fund level. Those fees and expenses are described below in “Risk Factors — Principal Risk Factors Relating to the Fund’s Structure — Investments in Other Funds.”

	Class A Shares	Class I Shares
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price per Share) (1)	3.00%	None
Early Repurchase Fee (2)	3.00%	3.00%
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fee	1.00%	1.00%
Distribution and Service Fee (3)	0.75%	None
Other Expenses (4)	1.47%	1.47%
Acquired Fund (Portfolio Fund) Fees and Expenses (5)	4.27%	4.27%
Total Annual Fund Operating Expenses	7.49%	6.74%
Expense Limitations
Expense Reimbursement (6)	-0.97%	-0.97%
Total Annual Fund Operating Expenses After Expense Reimbursement (7)	6.52%	5.77%

(1)
Any sales load will reduce the amount of an investor’s initial or subsequent investment in the Fund, and the impact on a particular investor’s investment returns would not be reflected in the returns of the Fund. The sales load may be waived in certain circumstances as described in this Prospectus or as otherwise approved by the Adviser.

(2)
If the interval between the date of purchase of Shares and the date in which Shares are repurchased is less than one year then such repurchase will be subject to a 3.00% early withdrawal fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those Shares held longest first.

(3)
In connection with Class A Shares of the Fund, the Fund pays a Distribution and Service Fee equal to 0.75% per annum of the aggregate value of the Fund’s Class A Shares outstanding, determined as of the last calendar day of each month (prior to any repurchases of Shares and prior to the Management Fee being calculated). The Distribution and Service Fee is payable quarterly. The Distributor may pay all or a portion of the Distribution and Service Fee to the broker-dealers that sell Shares of the Fund or provide investor services and/or administrative assistance to Shareholders. See “Distribution and Service Fee” below.

(4)
Estimated based on the Fund’s net asset value as of November 30, 2018. “Other Expenses” include the Fund’s operating expenses, including professional fees, transfer agency fees, administration fees, custody fees, offering costs and other operating expenses. See “Management of the Fund — Administration, Transfer Agent, Custodian and Other Service Provider Fees”.

(5)
Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. The “Acquired Fund (Portfolio Fund) Fees and Expenses” represent fees and expenses of the Portfolio Funds in which the Fund invested during the period ended November 30, 2018. Generally, fees payable to Portfolio Fund Managers of the Portfolio Funds will range from 1% to 3% (annualized) of the average NAV of the Fund’s investment. In addition, certain Portfolio Fund Managers charge an incentive allocation or fee generally ranging from 15% to 35% of a Portfolio Fund’s net profits, although it is possible on occasion that such ranges may be higher for certain Portfolio Fund Managers. The Portfolio Funds held by the Fund will change, which will impact the calculation of the “Acquired Fund (Portfolio Fund) Fees and Expenses.”

(6)
Up to and including July 31, 2020, the Adviser has contractually agreed to limit the total annualized operating expenses of the Fund (excluding any borrowing and investment-related costs and fees, taxes, extraordinary expenses and “Acquired Fund (Portfolio Fund) Fees and Expenses”) to 1.50% with respect to the Class I Shares and 2.25% with respect to the Class A Shares (due to the Distribution and Service Fee) (the “Expense Limitation Agreement”). Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days’ prior written notice to the other party. In addition, the Adviser is permitted to recover fees and expenses it has waived or borne pursuant to the Expense Limitation Agreement from the applicable class or classes of Shares (whether through reduction of its Management Fee or otherwise) in later periods to the extent that the Fund’s expenses with respect to the applicable class of Shares fall below the annual rate of 1.50% with respect to Class I Shares or 2.25% with respect to Class A Shares. Moreover, pursuant to certain prior expense limitation agreements (each, a “Prior Expense Limitation Agreement”), the Adviser is permitted to recover fees and expenses it has waived or borne pursuant to such Prior Expense Limitation Agreement from the applicable class or classes of shares (whether through reduction of its fees or otherwise) to the extent that the Fund’s expenses with respect to the applicable class of shares fall below the annual rate set forth in such Prior Expense Limitation Agreement pursuant to which such fees and expenses were waived or borne; provided, however, that the Fund is not obligated to pay any such reimbursed fees or expenses more than three years after the date on which the fee or expense was borne by the Adviser. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.

(7)
The “Total Annual Fund Operating Expenses After Expense Reimbursement” disclosed above will differ significantly from the Fund’s expense ratio (the ratio of expenses to average net assets) that will be included in the audited financial statements in the Fund’s annual report. The financial statements will depict the Fund’s expenses but will not include “Acquired Fund (Portfolio Fund) Fees and Expenses,” which is required to be included in the above table by the Securities and Exchange Commission (the “SEC”).

EXAMPLE

The following Example assumes (i) a $1,000 investment in Class A Shares and Class I Shares for the time periods indicated, (ii) a 5.00% return each year and (iii) that the operating expenses of Class A Shares and Class I Shares remain the same.
You would pay the following fees and expenses on a $1,000 investment in the Fund, assuming a 5.00% annual return:

	Cumulative Expenses Paid for the Period Of:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$93	$232	$365	$669
Class I Shares	$57	$189	$316	$614

The Example above is based on the fees and expenses incurred by the Fund, including the sales load, if any, as set out in the table above, and should not be considered a representation of future expenses.  Actual expenses may be greater or lesser than those shown.
Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.  A greater rate of return than that used in the Example would increase the amount of certain fees and expenses paid by the Fund.
If your Shares are repurchased by the Fund in the first year that you hold them, they will be subject to the 3% early repurchase fee.  The 1-year expense figure for such Shares under the assumptions of this example would be $121 for Class A Shares and $87 for Class I Shares.